UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2026

BlueOne Card, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-56060	26-0478989
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

4695 MacArthur Court, Suite 1100 Newport Beach, CA 92660
(Address of principal executive offices, including zip code)

(800) 210-9755
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of President, Chief Executive Officer, Chief Financial Officer, Secretary, and Treasurer

On March 10, 2026, James Koh resigned from his positions as President, Chief Executive Officer, Chief Financial Officer, Secretary, and Treasurer of BlueOne Technologies, Inc. (the “Company”), effective March 10, 2026. Mr. Koh’s resignation was not the result of any disagreement with the Company regarding its operations, policies, or practices.

Appointment of President, Chief Executive Officer, Chief Financial Officer, Secretary, and Treasurer

On March 10, 2026, the Board of Directors of the Company appointed Nabil A. Bader as President, Chief Executive Officer, Chief Financial Officer, Secretary, and Treasurer of the Company, effective immediately.

Mr. Bader, age 62, has served as Executive Chairman of Executive Team Company LLC. since 2014. From 2009 to 2013, he served as Executive Chairman and Group CEO of The Mint Corporation LLC, and from 2001 to 2009; he was CEO of Workers Equity Holding LLC, a fintech company. Mr. Bader has over 30 years of management experience in the fintech industry. He attended Monterey College and Santa Monica College.

There are no family relationships between Mr. Bader and any director or executive officer of the Company. Mr. Bader’s compensation arrangements have not yet been determined. Any such arrangements will be disclosed when finalized.

There are no arrangements or understandings between Mr. Bader and any other persons pursuant to which he was selected as an officer of the Company. There are no related party transactions between Mr. Bader and the Company that would require disclosure pursuant to Item 404(a) of Regulation S-K.

A copy of Mr. Bader’s appointment letter is filed herewith as Exhibit 10.1. A copy of Mr. Koh’s resignation letter is filed herewith as Exhibit 17.1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 9, 2026, BlueOne Card, Inc. (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation with the State of Nevada to change the Company’s corporate name from “BlueOne Card, Inc.” to “BlueOne Technologies, Inc.”

The name change was approved by the Company’s Board of Directors and became effective upon filing of the Certificate of Amendment with the Nevada Secretary of State.

On March 11, 2026, the Company submitted a Corporate Action Notification Form to the Financial Industry Regulatory Authority (“FINRA”) to request approval of the name change. The name will become effective upon FINRA approval and announcement through the daily list.

A copy of the Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K. The Company intends to begin operating under the name BlueOne Technologies, Inc. upon completion of the FINRA corporate action process.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

3.1	Certificate of Amendment to Articles of Incorporation (Name Change)
10.1	Contract to Appointment of Nabil A. Bader as Chief Executive Officer
17.1	Resignation Letter of James Koh
104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlueOne Card, Inc.

Date: March 16, 2026	By:	/s/ Nabil A. Bader
Nabil A. Bader, President, Chief Executive Officer, Chief Financial Officer, Secretary, and Treasurer

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